UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 18, 2016

Capital Senior Living Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Event.

On March 18, 2016, Capital Senior Living Corporation (the “Company”) entered into an agreement (the “Agreement”) with Lucus Advisors LLC, Radix Partners LLC, HCRE Special Investment LLC, Schuster Tanger and Joshua Packwood (collectively, the “Lucus Group”) pertaining to, among other things, the nomination of a new independent director (the “New Director”) to the Company’s Board of Directors (the “Board”) at the Company’s 2016 annual meeting of shareholders (the “2016 Meeting”).

Under the terms of the Agreement, the Company has agreed to permit Lucus to propose up to two candidates for inclusion in the Company’s New Director selection process, who will be given due consideration as the Board exercises its discretion in selecting such New Director. The Nominating Committee will consult with Mr. Tanger and keep him reasonably updated throughout the search process.

Pursuant to the Agreement, the Lucus Group agreed to certain customary standstill and voting provisions. Among other things, the standstill restricts the Lucus Group from engaging in certain activities, including (without limitation): (i) engaging in certain proxy contest activities, (ii) entering into voting agreements, (iii) seeking to effect any Extraordinary Transactions (as defined in the Agreement) or (iv) taking actions in support of: (a) changing or influencing the Board or management, or (b) any material change in the Company’s business, corporate strategy or corporate structure, in each case, until the Expiration Date (as defined in the Agreement).

The Lucus Group also agreed to vote its shares in favor of certain of the Board’s proposals at the 2016 Meeting, as well as in favor of all nominees recommended by the Board for election to the Board at the 2016 Meeting.

A copy of the Agreement is filed with this Form 8-K and attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.

On March 21, 2016, the Company issued a press release announcing the signing of the Agreement. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

*99.1	Agreement, dated as of March 18, 2016, by and among Lucus Advisors LLC, Radix Partners LLC, HCRE Special Investment LLC, Schuster Tanger, Joshua Packwood and the Company.

*99.2	Press Release dated March 21, 2016.

*	These exhibits to this Current Report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2016	Capital Senior Living Corporation

	By:	/s/ Carey Hendrickson
	Name:	Carey Hendrickson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

*99.1	Agreement, dated as of March 18, 2016, by and among Lucus Advisors LLC, Radix Partners LLC, HCRE Special Investment LLC, Schuster Tanger, Joshua Packwood and the Company.

*99.2	Press Release dated March 21, 2016.

*	These exhibits to this Current Report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01.